                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported)    December 6, 1999
                                                          ----------------


                               CROWN VANTAGE INC.
                               ------------------
             (Exact name of registrant as specified in its charter)



           Virginia                                  1-13868                                        54-1752384
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(State or other jurisdiction                       (Commission                                     (IRS Employer
     of incorporation)                             File Number)                                 Identification No.)


                   300 Lakeside Drive, Oakland CA                                                          94612-3592
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                (Address of principal executive offices)                                                   (Zip Code)


                           Registrant's telephone number, including area code    (510) 874-3400
                                                                                 --------------

                                                      Not Applicable
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                              (Former name or former address, if changed since last report)

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Item 5.  Other Events.

See exhibit 99.1 for copy of news release.

Item 7.  Financial Statements and Exhibits.

        (c)    Exhibits


        Exhibit No.                               Description
----------------------------    ------------------------------------------------
          99.1                  Crown Paper Co. (a wholly-owned subsidiary of
                                Crown Vantage) amends debt covenants.

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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           CROWN VANTAGE INC.


December 17, 1999               /s/ Michael J. Hunter
                                -----------------------------------------------
                                              Michael J. Hunter
                                Senior Vice President, Chief Accounting Officer